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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act o f 1934


                               SEPTEMBER 15, 2004
                                 Date of Report
                        (Date of earliest event reported)



                               CI SELL CARS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

           TEXAS                   333-106637                   16-1644353
           -----                   ----------                   ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


      SAGICOR CORPORATE CENTRE, WILDEY, ST. MICHAEL, BARBADOS, WEST INDIES
      --------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (246) 426-4556
                                 --------------
                          Registrant's telephone number



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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On September 15, 2004, CI Sell Cars, Inc. ("Registrant" or the "Company") notified Malone & Bailey, PLLC ("Malone") of Houston, Texas, that effective September 15, 2004, Malone would be dismissed as the registrant's independent registered public accountant. Samuel Klein and Company ("Klein") of Newark, New Jersey, has been selected to replace Malone as its independent registered public accounting firm. The dismissal of Malone was approved by the Board of Directors of the Company on September 15, 2004.

Malone's audit report for the fiscal year ended April 30, 2004 and for the period from September 6, 2002 (inception) through April 30, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's most recent fiscal year, the period from September 6, 2002 (inception) through April 30, 2003, and the subsequent interim period through September 15, 2004, the Company did not have any disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Malone's satisfaction, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports; and during such period, there were no "reportable events" of the kind listed in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Malone with a copy of this Item and requested that Malone furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree. A letter from Malone to that effect is attached to this report as Exhibit 16.1.

During the Company's most recent fiscal year ended April 30, 2004, the period from September 6, 2002 (inception) through April 30, 2003 and the subsequent interim period through September 14, 2004, the date prior to the engagement of Klein, neither the Company nor anyone on its behalf consulted Klein regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.


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Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a) None

         (b) None

         (c) Exhibits

             Exhibit Number     Description
             --------------     -----------

             16.1 Letter of Malone & Bailey, PLLC regarding change in certifying accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CI SELL CARS, INC.


                                             BY /S/ STEPHEN STONHILL
                                             CHIEF EXECUTIVE OFFICER



DATE:   SEPTEMBER 16, 2004



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